Fair Value Measurement (Tables)	9 Months Ended
Sep. 30, 2013
Fair Value Disclosures [Abstract]
Fair value of financial instruments
Fair Value of Financial Instruments
The following table sets forth by level within the fair value hierarchy, our commodity derivative instruments and interest rate swap, included as part of Risk management assets and Risk management liabilities within the balance sheet, that were measured at fair value on a recurring basis as of September 30, 2013 and December 31, 2012 (in thousands):

	Carrying Amount	Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Commodity derivative instruments, net
September 30, 2013	$294	$—	$294	$—	$294
December 31, 2012	$969	$—	$969	$—	$969
Interest rate swap
September 30, 2013	$(472)	$—	$(472)	$—	$(472)
December 31, 2012	$—	$—	$—	$—	$—